SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                        January 10, 1997



                 MIRAGE RESORTS, INCORPORATED
_________________________________________________________________
      (Exact name of Registrant as specified in its charter)



     Nevada                   1-6697              88-0058016
_________________________________________________________________
(State or other juris-       (Commission        (IRS Employer
diction of incorporation)    File Number)     Identification No.)


3400 Las Vegas Boulevard South, Las Vegas, Nevada        89109
_________________________________________________________________
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(702) 791-7111




_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events.

          On January 10, 1997, the Registrant entered into a Road Development Agreement (the "Agreement") with the State of New Jersey, acting through the Department of Transportation, and South Jersey Transportation Authority. The Agreement is filed as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          99. Road Development Agreement, dated as of January 10,1997, among the Registrant, the State of New Jersey and South Jersey Transportation Authority (without schedules or exhibits), and Assignment and Assumption Agreement, dated as of January 10, 1997, between the Registrant and Atlandia Design and Furnishings, Inc.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MIRAGE RESORTS, INCORPORATED
                              (Registrant)



Dated: January 21, 1997
                              By:   BRUCE A. LEVIN
                                    BRUCE A. LEVIN
                                    Vice President and
                                    General Counsel